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                              ARTHUR ANDERSEN LLP



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the use of our report on the consolidated financial statements and schedules of Hartford Life Insurance Company and subsidiaries as of December 31, 1996 and 1995 and for the three years in the period ended December 31, 1996, dated February 10, 1997 and our report on the financial statements of Hartford Life Insurance Company Separate Account Two, dated February 16, 1998 (and to all references to our
Firm) included in or made a part of this Registration Statement File
No. 333-41213 for Hartford Life Insurance Company Separate Account Two on
Form N-4.


                                                      /s/ Arthur Andersen LLP



Hartford, Connecticut
March 13, 1998